UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 27, 2007
Date of Earliest Event Reported: September 17, 2007

ProElite, Inc.
(Exact name of registrant as specified in its charter)

New Jersey	333-145694	22-3161866
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12121 Wilshire Boulevard, Suite1001 Los Angeles, CA 90025		90025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(310) 526-8700

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On September 17, 2007, ProElite, Inc. (the “Company”) filed a Current Report on Form 8-K stating that it had acquired all of the share capital of Mixed Martial Arts Promotions Limited and Mixed Martial Arts Productions Limited and that the financial statements and pro forma financial required under Item 9.01 would be filed by amendment. On September 17, 2007, the Company filed a Current Report on Form 8-K stating that it had acquired all of the share capital of King of the Cage, Inc. and that the financial statements and pro forma required under Item 9.01 would be filed by amendment. On September 21, 2007, the Company filed a Current Report on Form 8-K stating that it had purchased a 30% interest in Entlian Corporation. This amendment restates in its entirety Item 9.01 of the first two aforementioned Current Reports on Form 8-K and includes the required financial statements and pro forma financial information with respect to all three reports.

ITEM 9.01      Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The following information is filed as exhibits to this amendment and incorporated herein by reference:

Exhibit 99.2
The audited balance sheets of King of the Cage, Inc. as of December 31, 2006 and 2005 and the related statements of income, stockholders’ equity and cash flows for the years ended December 31, 2006 and 2005 and the notes related thereto. The unaudited balance sheet of King of the Cage, Inc. as of September 30, 2007 and the related statements of income, stockholders’ equity and cash flows for the nine months ended September 30, 2007 and 2006 and the notes related thereto.

Exhibit 99.3
The audited balance sheets of Mixed Martial Arts Promotions Ltd. and Mixed Martial Arts Productions Ltd. as of December 31, 2006 and 2005 and the related statements of operations, stockholders’ equity and cash flows for the years ended December 31, 2006 and 2005 and the notes related thereto. The unaudited balance sheet of Mixed Martial Arts Promotions Ltd. and Mixed Martial Arts Productions Ltd. as of September 30, 2007 and the related statements of operations, stockholders’ equity and cash flows for the nine months ended September 30, 2007 and 2006 and the notes related thereto.

Exhibit 99.4
The audited balance sheet of Entlian Co. as of December 31, 2006 and the related statements of operations, stockholders’ equity and cash flows for the year ended December 31, 2006 and the notes related thereto. The unaudited balance sheet of Entlian Co. as of September 30, 2007 and the related statements of operations, stockholders’ equity and cash flows for the nine months ended September 30, 2007 and 2006 and the notes related thereto.

(b)	Pro Forma Financial Information

The following information is filed as Exhibit 99.1 to this amendment and incorporated herein by reference:

Unaudited pro forma condensed consolidated balance sheets as of September 30, 2007 and the unaudited proforma condensed consolidated statements of operations for the nine months ended September 30, 2007 and for the year ended December 31, 2006, and related notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PROELITE, INC.

Date: November 27, 2007	By:	/s/ EDWARD HANSON
Edward Hanson, Chief Financial Officer